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                                                                    Exhibit 10.6
                        EXECUTIVE CHANGE OF CONTROL PLAN

                          Effective as of May 10, 1999

               Amendment No. 1, Effective as of February 10, 2000
               --------------------------------------------------



     1. Paragraph 1(c) of the Executive Change of Control Plan, which was adopted effective May 10, 1999, shall be amended to read in its entirety as follows:

          1.   Certain Definitions.

               (c) "Executive" shall be each executive officer of the Company, the Vice President/Human Resources and the Vice President/Chief Information Officer, as designated by the Board.


     2. Except as amended above, all provisions of the Executive Change of Control Plan remain in effect, unmodified.



                                           GRUBB & ELLIS COMPANY


                                           BY  /s/ Reuben S. Leibowitz
                                               -----------------------
                                               Reuben S. Leibowitz
                                               Chairman, Compensation Committee